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                                                                    Exhibit 10.8


                         BRAUN TECHNOLOGY GROUP, INC.

                1998 EXECUTIVE LONG-TERM STOCK INVESTMENT PLAN

                         (Effective October 31, 1998)


     1. Purpose. The Braun Technology Group, Inc. 1998 Executive Long-Term Stock Investment Plan (the "Plan") is to benefit Braun Technology Group, Inc. (the "Company") and its subsidiary corporations through the maintenance and development of its management by offering certain employees of the Company and its subsidiaries (the "Participants" and/or the "Optionees") an opportunity to become owners of the Common Stock, no par value, of the Company and is intended to advance the best interests of the Company by providing such persons with additional incentive by increasing their proprietary interest in the success of the Company and its subsidiary corporations.

     2. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company or by another committee designated to act by the Board of Directors (the "Committee"), which Committee, to the extent required by law, shall consist of two (2) or more non-employee directors, each of whom shall be an "outside director" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent then required. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder (the "Options"), shall be subject to the reasonable determination, which shall be final and binding, of a majority of the whole Committee.

     3. Options. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, no par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted under this Plan shall not exceed 600,000 shares; provided, that the class and aggregate number of shares of Stock which may be subject to Options granted hereunder may be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares of Stock may be treasury shares or authorized but unissued shares of Stock. In the event that any outstanding Option for any reason shall expire or is terminated or cancelled, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     4. Authority to Grant Options. The Committee may grant from time to time to such eligible individuals as set forth in Paragraph 5 an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan and the stock option agreement. Options granted under the Plan may, in the discretion of the Committee, be either incentive stock options as defined in
Section 422 of the Code, or non-qualified stock options. Each stock option agreement shall specifically state, for each Option granted thereunder, whether the Option is an incentive stock option or a non-qualified stock option, but any Option not designated by the Committee as an incentive stock option shall be a non-qualified stock option. In no event, however, shall both an incentive stock option and a non-qualified stock option be granted together under the Plan in such a

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manner that the exercise of one Option affects the rights to exercise the other.
No Options shall be granted under the Plan subsequent to September 30, 2007. Except as provided in Paragraph 6 or elsewhere in the Plan, all provisions of the Plan relating to options apply to both incentive and non-qualified options. The only Options under the Plan which may be granted are those which either (i) are granted after adoption of the Plan and are conditioned upon approval of the Plan by the stockholders of the Company within twelve months of such adoption or
(ii) are granted after both adoption of the Plan and approval thereof by the stockholders of the Company within twelve (12) months after the date of such adoption, all as provided in Paragraph 20 hereof. The maximum number of Options which may be granted to any one Participant (as defined below) from the Plan is 400,000; provided, that the class and the aforesaid maximum number of shares may be subject to adjustment in accordance with the provisions of Paragraph 16 hereof.

     5. Eligibility for Stock Options. Except as provided in Paragraph 6(d), the individuals who shall be eligible to receive Options under the Plan shall be all employees of the Company and any subsidiary corporation (including subsidiaries that become such after adoption of the Plan), and any person who is a party to a written consulting agreement with the Company or any of its subsidiary corporations, as determined by the Committee (collectively, the "Participants" and/or Optionees"). For all purposes of the Plan, the term "subsidiary corporation" shall mean any corporation of which the Company is the "parent corporation" as that term is defined in Section 424(e) of the Code.

     6. Provisions Applicable to Incentive Stock Options. The following provisions shall apply only to incentive stock options granted under the Plan:

          (a) No incentive stock option shall be granted to any employee who, at the time such Option is granted, owns, within the meaning of
               Section 422 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or any of its subsidiaries, except that such an Option may be granted to such an employee if at the time the Option is granted the option price is at least one hundred ten percent (110%) of the fair market value of the Stock (determined in accordance with Paragraph 7) subject to the Option, and the Option by its terms is not exercisable after the expiration of five years from the date the Option is granted;

          (b) To the extent that the aggregate fair market value of stock with respect to which incentive stock options (without regard to this subparagraph) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000.00, such Options shall be treated as Options which are not incentive stock options. This subparagraph shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subparagraph, then such Options shall be apportioned between incentive stock option and non-qualified stock option treatment in such manner as the Committee shall determine. For purposes of this subparagraph, the fair market value of any Stock shall be determined, in accordance with Paragraph 7, as of the date the Option with respect to such Stock is granted.

          (c) No incentive stock option granted under the Plan shall be exercisable any sooner than one year from the date of grant, unless the Optionee acknowledges to the Company that such exercise will cause the Option to be treated as a non-qualified stock option under the Code.

          (d) Only employees of the Company and its subsidiary corporations shall be eligible to

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              receive incentive stock options.

     7. Option Price; Fair Market Value. The price at which shares of Stock may be purchased pursuant to an Option shall be not less than the fair market value of the shares of Stock on the date the Option is granted, and the Committee in its discretion may provide that the price at which shares may be so purchased shall be more than such fair market value. For all purposes of this Plan, the "fair market value" of the Stock shall be (a) until such time as the Stock is publicly traded, the price as established by the Board of Directors and/or the Committee; and (b) if the stock is publicly traded, the mean of the highest and lowest selling prices of the Stock as reported in The Wall Street Journal for the last trading day before the date as of which such fair market value is to be determined.

     8. Duration of Options. No Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted. An Option shall expire immediately following the last day on which such Option is exercisable pursuant to this Paragraph 8 or any decision of the Committee made pursuant to Paragraph 9 (b).

     9. Amount Exercisable.

          (a) Subject to Paragraph 6(c), no Option shall be exercisable earlier than seven (7) days from the date of grant.

          (b) Subject to Paragraph 9(a), the Committee in its discretion may specify upon granting an Option that the Option shall be exercisable throughout the term of the Option or during any lesser period of time commencing on or after seven (7) days from the date of grant of the Option and ending upon or before the expiration of the term. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

     10. Exercise of Options. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, wire transfer, certified check, bank draft or postal or express money order payable to the order of the Company (the "Acceptable Funds") for an amount equal to the Option price of such shares of Stock, or with the prior written consent of the Committee, by exchanging shares of Stock owned by the Optionee, so long as the exchanged shares of Stock plus Acceptable Funds paid, if any, have a total fair market value (determined in accordance with Paragraph 7, as of the date of exercise) equal to the purchase prices for such shares to be acquired upon exercise of said Option, and specifying the address to which the certificates for such shares are to be mailed. Whenever an Option is exercised by exchanging shares of Stock theretofore owned by the Optionee: (1) no shares of Stock received upon exercise of that Option thereafter may be exchanged to pay the Option price for additional shares of Stock within the following six months; and
(2) the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates, with signature guaranteed, if required by the Company, by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange. Such notice may be

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delivered in person to the Secretary of the Company, or may be sent by mail to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is received. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to this Paragraph 10. The delivery of certificates upon the exercise of Options may, in the discretion of the Committee, be subject to (a) payment to the Company by the person exercising such Option of the amount, determined by the Company, of any tax liability of the Optionee that may be imposed upon the Company (including but not limited to federal and state income and employment taxes required to be withheld) resulting from such exercise, or from a sale or other disposition of the stock issued upon exercise of such Option (or a stock option granted under another plan of the Company), if such sale or other disposition might be a "disqualifying disposition" described in Section 422 (a) of the Code and (b) agreement by the person exercising such Option to provide the Company with such information as the Company might reasonably request pertaining to such exercise, sale or other disposition.

     11. Transferability of Options. Options shall not be transferable by the Optionee other than by will or under the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Committee may grant Options that are transferable without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members provided that, in the case of an incentive stock option, such transfer would not cause such option to be treated as a nonqualified stock option.

     12. Termination of Employment of Optionee. Except as may be otherwise expressly provided herein, or in any other written grant of option agreement between the Company and the Optionee hereunder:

          (a) Options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the option agreement.

          (b) If an Optionee is an employee of the Company or of a subsidiary corporation at the time an Option is granted, and, before the date of expiration of the Option, an employment relationship with either the Company or a subsidiary is severed, for any reason (except as otherwise provided for herein), the Option shall terminate thirty (30) days immediately following severance of the employment relationship. The Committee shall determine whether authorized leave of absence, or absence on military or government service, shall constitute severance of an employment relationship with the Company or a subsidiary corporation and the Optionee, at the time thereof. The Committee shall be permitted, in its discretion, to grant to any employee an Option which is an incentive stock option or a non-qualified stock option with a provision that the Option shall continue in full force and effect as a non-qualified stock option with no modification of the option price, if the person's status with the Company or its subsidiary changes, but such person continues as a director or consultant of the Company.

          (c) In the event of the Optionee's death or Permanent Disability, the Option shall remain

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              exercisable by the Optionee to the extent then exercisable for a period of one (1) year from the date of the Optionee's death or disability, or in the case of an incentive stock option, such shorter period as may be required in order for such option to be treated as an incentive stock option. For all purposes of the Plan, the term "Permanent Disability" shall mean that the Optionee for a period of not less than ninety (90) consecutive days (a) is unable to perform the important duties of his/her own occupation on a full-time or part-time basis because of injury or sickness;
              (b) does not work at all; and (c) is under a Doctor's Care. For purposes of this definition, "Doctor's Care" means the regular and personal care of a doctor or physician (licensed to practice the healing arts and practicing within the scope of his or her license) that, under prevailing medical standards, is appropriate for the condition causing the disability.

     13. Requirements of Law. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any generally enforced provisions of any law or regulation of any governmental authority.

     14. No Right as Stockholder. No Optionee shall have rights as a stockholder with respect to shares covered by any Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

     15. No Employment or Nomination Obligation. The granting of any Option shall not impose upon the Company or any subsidiary any obligation to employ or continue to employ any Optionee or to nominate or continue to nominate an Optionee for election as a director; and the right of the Company or any subsidiary to terminate the employment of any employee shall not be diminished or affected by reason of the fact that an Option has been granted to the employee.

     16.  Change in the Company's Capital Structure.

         (a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) In any event of any change in the outstanding Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall appropriately and equitably adjust the number of shares of Stock which may be issued under the Plan, the number of shares of Stock subject to Options theretofore granted under the Plan, the option price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

     17.  Termination and Amendment of the Plan.

          (a) Except as otherwise provided in this Plan or in any written grant of option agreement,

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              the Board of Directors and/or the Committee may, without further action by the stockholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan to the extent necessary to respond to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

          (b) The Board of Directors and/or Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Board and/or Committee may not (i) increase the maximum number of shares of Stock which may be issued under the Plan, other than increases pursuant to Paragraph 16(b), or (ii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in Subparagraph (a), shall not without the consent of a Participant, affect his or her rights under an award previously granted to such Participant.

     18. Written Agreement. Each Option granted hereunder shall be embodied in a written agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the Participant and by the Chairman of the Board, the Vice Chairman, the President or any Vice President of the Company for and in the name and on behalf of the Company. Such an Option shall contain such other provisions, as the Committee in its discretion shall deem advisable.

     19. Indemnification of Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

     20. Adoption, Approval and Effective Date of Plan. The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the Board of Directors of the Company; provided, however, that the Plan and any grants of Options thereunder, shall be void, if the stockholders of the Company shall not have approved adoption of the Plan within twelve (12) months after such effective date.

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     21.  Governing Law. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Illinois, without reference to principles of conflict of laws, and shall be construed accordingly.


Adopted by Directors on October 31, 1998.

Adoption approved by Shareholders on December 25, 1998.

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